Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER AS REQUIRED BY SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

I, Jeffrey Hoyt, hereby certify that the December 31, 2003 Quarterly Report on Form 10-Q as filed by Ethan Allen Interiors Inc. (the “Company”), which contains the Company’s financial statements, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffrey Hoyt —————————————— (Jeffrey Hoyt)	Vice President, Finance

February 6, 2004